UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: August 24, 2011


                                   30DC, INC.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                      000-30999                 16-1675285
         --------                      ---------                 ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                 80 BROAD STREET, 5TH FLOOR, NEW YORK, NY 10004
      --------------------------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (212) 962-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
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On August 24, 2011,  30DC,  Inc. ("the  Company")  entered into a Share Sale and
Purchase Agreement ("the Agreement") with rivusTV, Limited ("rivusTV"), a Victoria, Australia Limited Company.

The Agreement provides for the Company to purchase all of the issued and outstanding shares of rivusTV in exchange for common shares of the Company equal to 45% of the total issued and outstanding shares of the Company. The shares are exchangeable on a prorate basis with the shares of rivusTV. Upon closing rivusTV, will become a wholly-owned subsidiary of the Company.

Closing of the Acquisition is conditioned upon the Company's completion of a $5 Million dollar (Australian) financing by October 31, 2011.

RivusTV provides turnkey video streaming solutions that allow anyone to broadcast from almost anywhere. They provide access to a growing number of national and international communities of interest, making it possible for businesses, government, sports clubs, etc. to broadcast video content at no cost to the broadcaster.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
---------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.


 EXHIBIT NO.    DESCRIPTION
--------------  ---------------------------------------------------------------
    10.1        Share Sale and Purchase Agreement, dated August 24, 2011.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  30DC, INC.



                                  By: /s/ Theodore A. Greenberg
                                  ----------------------------------------------
                                  Theodore A. Greenberg, Chief Financial Officer


                                  Date:  August 30, 2011



































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